UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

MMI PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	333-29141 (Commission file number)	74-1622891 (I.R.S. Employer Identification No.)

515 West Greens Road, Suite 710
Houston, Texas 77067
(Address of Principal Executive Offices)

(281) 876-0080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	News Release issued by MMI Products, Inc. on March19, 2004 titled “MMI PRODUCTS, INC. REPORTS FOURTH QUARTER AND FISCAL YEAR 2003 RESULTS.”

Item 12.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition.”

On March 19, 2004, MMI Products, Inc. issued a news release regarding the financial results for the fiscal quarter ended January 3, 2004. The full text of the news release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMI PRODUCTS, INC.
Date: March 19, 2004	By:	/s/ Robert N. Tenczar
Robert N. Tenczar, Vice President
and Chief Financial Officer